Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Corporate Vision, Inc., a Oklahoma corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Quarterly Report on Form 10-QSB for the three months ended March 31, 2003 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003



/s/ Gregory J. Gibson,
Gregory J. Gibson, Chief Executive Officer
And Chief Financial Officer